UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2003

TWEETER HOME ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Pequot Way
Canton, Massachusetts 02021
(781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED OCTOBER 7, 2003
EX-99.2 PRESS RELEASE DATED JANUARY 6, 2004

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release dated October 7, 2003.

99.2	Press Release dated January 6, 2004.

Item 12. Results of Operations and Financial Condition.

     On October 7, 2003, the registrant announced its sales results for the quarter ended and year September 30, 2003. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     On January 6, 2004, the registrant announced its sales results for the quarter ended December 31, 2003. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: May 4, 2004

By:	/s/ Joseph G. McGuire

Joseph G. McGuire Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 7, 2003
99.2	Press Release dated January 6, 2004